   As filed with the Securities and Exchange Commission on February 18, 2000



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)


       Delaware                                                  91-1859172
(State of incorporation                                        (IRS Employer
   or organization)                                          Identification No.)


1000 Dexter Avenue, Suite 400
Seattle, Washington                                            98109
(Address of principal executive offices)                     (Zip Code)


If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and is               12(g) of the Exchange Act and is
effective pursuant to General                  effective pursuant to General
Instruction A.(c), check the                   Instruction A.(d), check the
following box. [_]                             following box. [X]


 Securities Act registration statement file number to which this form relates:
                           333-93273 (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                    Name of each exchange on which
     to be so registered                    each class is to be registered
     -------------------                    ------------------------------

            None                                          None


       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.0001
              --------------------------------------------------
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (SEC File No. 333-93273) (the "Form S-1 Registration Statement").

Item 2.   Exhibits
          --------

               The following exhibits are filed as a part of this Registration
               Statement:

               1. Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

               2. Amended and Restated Articles of Incorporation -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

               3. Certificate of Incorporation (proposed, post-reincorporation into Delaware, pre-offering) -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

               4. Bylaws, as amended and restated -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

               5. Bylaws (proposed, post-reincorporation into Delaware) -- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

               6. Amended and Restated Certificate of Incorporation (proposed, post-offering) -- incorporated herein by reference to
                    Exhibit 3.5 to the Form S-1 Registration Statement.

               7. Amended and Restated Investors' Rights Agreement dated December 20, 1999, as amended -- incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 18, 2000                Onvia.com, Inc.

                                       By: /s/ Mark T. Calvert
                                          --------------------------------------
                                          Mark T. Calvert, Vice President, Chief
                                          Financial Officer and Secretary

                                      -3-
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                               INDEX TO EXHIBITS


 Exhibit No.                              Description
-------------      -----------------------------------------------------------
      1.           Specimen certificate for Registrant's Common Stock--
                   incorporated herein by reference to Exhibit 4.1 to the Form
                   S-1 Registration Statement.

      2. Amended and Restated Articles of Incorporation--incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

      3. Certificate of Incorporation (proposed, post-reincorporation into Delaware, pre-offering)--incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

      4. Bylaws, as amended and restated--incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

      5. Bylaws (proposed, post-reincorporation into Delaware)-- incorporated herein by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

      6. Amended and Restated Certificate of Incorporation (proposed, post-offering)--incorporated herein by reference to Exhibit
                   3.5 to the Form S-1 Registration Statement.

      7. Amended and Restated Investors' Rights Agreement dated December 20, 1999, as amended--incorporated herein by reference to Exhibit 4.2 to the Form S-1 Registration Statement.

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